CONVERTIBLE NOTES (Details Narrative) - USD ($) shares in Thousands, $ in Thousands	1 Months Ended	12 Months Ended
	Dec. 16, 2014	Dec. 31, 2017
Convertible Notes
Interest rate	6.00%
Maturity date	Dec. 01, 2017
Annual administration fee equal, percentage	2.00%
Warrants issued		107,000
Effective interest rate method description		Using the effective interest rate method and the 23.57% rate implicit in the calculation, the difference of $351,169 between the amounts attributed to the debt component and the face value of the convertible note is being accreted to the fair value over the term of the note.
Principle amount		$ 1,070,000
Accrued interest		$ 13,064
Total converted shares		2,030,872